Exhibit 13

Powers of Attorney

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

William W. Lester,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective February 14, 2020 and remains in effect until revoked or revised.

Signed:	/s/	William W. Lester
William W. Lester
Director, Chair, President & Chief Executive Officer

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective February 14, 2020 and remains in effect until revoked or revised.

Signed:	/s/	JoAnn M. Martin
JoAnn M. Martin
Director & Vice Chair

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

James P. Abel,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	James P. Abel
James P. Abel
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

John S. Dinsdale,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	John S. Dinsdale
John S. Dinsdale
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Thomas W. Knapp,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Thomas W. Knapp
Thomas W. Knapp
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

James R. Krieger,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	James R. Krieger
James R. Krieger
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Patricia A. McGuire,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Patricia A. McGuire
Patricia A. McGuire
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Tonn M. Ostergard,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Tonn M. Ostergard
Tonn M. Ostergard
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Kim M. Robak,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Kim M. Robak
Kim M. Robak
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Paul C. Schorr, IV,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Paul C. Schorr, IV
Paul C. Schorr, IV
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

D. Wayne Silby,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	D. Wayne Silby
D. Wayne Silby
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Bryan E. Slone,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Bryan E. Slone
Bryan E. Slone
Director

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Ryan C. Beasley,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Ryan C. Beasley
Ryan C. Beasley
Executive Vice President, Individual

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Susan K. Wilkinson,

whose signature appears below, constitutes and appoints Ann D. Diers and Ryan C. Beasley, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Susan K. Wilkinson
Susan K. Wilkinson
Executive Vice President, Chief Financial Officer & Treasurer

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Christine M. Neighbors,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective February 14, 2020 and remains in effect until revoked or revised.

Signed:	/s/	Christine M. Neighbors
Christine M. Neighbors
Senior Vice President, General Counsel & Assistant Secretary

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Ann D. Diers,

whose signature appears below, constitutes and appoints Susan K. Wilkinson and Ryan C. Beasley, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate accounts(s) and/or future file number(s) within any separate accounts(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective December 1, 2019, and remains in effect until revoked or revised.

Signed:	/s/	Ann D. Diers
Ann D. Diers
Vice President & Associate General Counsel, Variable Contracts & AIC